Pension, Retiree Medical and Savings Plans Pension, Retiree Medical and Savings Plans (Policies)	12 Months Ended
Dec. 28, 2024
Retirement Benefits [Abstract]
Pension and Other Postretirement Plans, Policy [Policy Text Block]
Gains and losses resulting from actual experience differing from our assumptions, including the difference between the actual and expected return on plan assets, as well as changes in our assumptions, are determined at each measurement date. These differences are recognized as a component of net gain or loss in accumulated other comprehensive loss within common shareholders’ equity. If this net accumulated gain or loss exceeds 10% of the greater of the market-related value of plan assets or plan obligations, a portion of the net gain or loss is included in other pension and retiree medical benefits (expense)/income for the following year based upon the average remaining service life for participants in PepsiCo Employees Retirement Hourly Plan (Plan H) (approximately 11 years) and retiree medical (approximately 11 years), and the remaining life expectancy for participants in Plan I (approximately 26 years).
The cost or benefit of plan changes that increase or decrease benefits for prior employee service (prior service cost/(credit)) is included in other pension and retiree medical benefits (expense)/income on a straight-line basis over the average remaining service life for participants in Plan H, and the remaining life expectancy for participants in Plan I, except that prior service cost/(credit) for salaried participants subject to the benefit accruals freeze effective December 31, 2025 is amortized on a straight-line basis over the period up to the effective date of the freeze.